Finance Costs, Net - Components of Finance Costs, Net, Include Other Finance Costs (Income) (Detail) - USD ($) $ in Millions	3 Months Ended		6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
Material income and expense [abstract]
Net losses (gains) due to changes in foreign currency exchange rates	$ 50	$ (5)	$ 56	$ (31)
Other	(2)	3	2	7
Other finance costs (income)	$ 48	$ (2)	$ 58	$ (24)